SUMMARY PROSPECTUS	March 1, 2020
Chartwell Mid Cap Value Fund (BERCX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at https://www.chartwellip.com/Annual-Funds-Distribution.aspx. You may also obtain this information at no cost by calling 1-888-995-5505 or by sending an e-mail request to info@chartwellip.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2020, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-995-5505 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-995-5505. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Investment Objective

The investment objective of the Chartwell Mid Cap Value Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.69%
Total annual fund operating expenses	1.44%
Fee waiver and/or expense reimbursements[1]	(0.54%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.90%

[1]

Effective September 1, 2019, the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.90% of the average daily net assets of the Fund’s shares. This agreement is in effect until for at least one year from the date of this prospectus, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to the advisor provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund after April 29, 2018, for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$92	$404	$738	$1,686

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the portfolio turnover rate of the Fund was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The Fund’s advisor considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $824 million and $43.8 billion as of December 31, 2019). The Russell Midcap Value Index is reconstituted annually. Because Mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Mid Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund generally invests in companies that its advisor believes to be undervalued. The advisor’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The Fund’s advisor employs a blend of value disciplines that the advisor believes will result in consistent performance.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

The Advisor may purchase exchange-traded funds (“ETFs”) designed to track U.S. mid-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

When managing the Fund’s portfolio, the Advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 5% of the total value of the assets in the portfolio. Under normal market conditions, the Advisor intends to follow these investment guidelines.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Mid-Cap Company Risk. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”). Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

REIT Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through December 31, 2016, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the Fund’s current investment strategy been in effect during those periods.

The bar chart and table below provide some indication of the risks of investing in the Fund and its Predecessor Funds by showing changes in the Predecessor Funds’ performance from year to year and by showing how the average annual total returns of the Predecessor Funds compare with the average annual total returns of the Russell Midcap Value Index, a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies. Updated performance information is available at the Fund’s website, www.chartwellip.com or by calling the Fund at 1-888-995-5505.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	14.08%	Quarter ended 03/31/2012
Lowest Calendar Quarter Return at NAV	(15.36)%	Quarter ended 9/30/2011

Average Annual Total Returns (for periods ended December 31, 2019)	1 Year	5 Years	10 Years
Return Before Taxes	23.31%	6.99%	8.69%
Return After Taxes on Distributions*	22.71%	4.94%	7.07%
Return After Taxes on Distributions and Sale of Fund Shares*	14.23%	4.94%	6.72%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	27.06%	7.62%	12.41%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”).

Portfolio Managers

The portfolio management team is comprised of David C. Dalrymple, CFA, and T. Ryan Harkins, CFA. They are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. Mr. Harkins has served as a member of the Fund’s portfolio management team since March 1, 2020.

Purchase and Sale of Fund Shares

To purchase shares of a Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

Each Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions from tax-advantaged arrangements may be taxed as ordinary income upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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